The Commerce Funds
("Registrant")
Form N-SAR
File No.  811-8598
For the Semi-Annual Period Ended April 30, 2003

Sub-Item 77Q1(a):  Exhibits

On November 6, 2002, the Registrant amended its By-laws. The Amended and Restated By-laws are incorporated herein by reference to Exhibit 23(b) to Registrant's Post-Effective Amendment No. 20 filed December 20, 2002. ??

??
(..continued)

(continued...)







NS- 4 -

NS